Prospectus supplement dated March 11, 2022
to the following prospectus(es):
Waddell & Reed Advisors Select Plus Annuity and Waddell & Reed Advisors Select Preferred prospectuses dated May 1, 2021
Waddell & Reed Advisors Select Preferred (2.0) and Waddell & Reed Advisors Select Preferred NY (2.0) prospectuses dated May 1, 2019
Waddell & Reed Advisors Select Reserve Annuity prospectus dated May 1, 2016
Waddell & Reed Advisors Select Income Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The liquidation of the Ivy Variable Insurance Portfolios – Delaware Ivy Global Bond: Class II and Ivy Variable Insurance Portfolios – Delaware Ivy Government Money Market: Class II (the "Funds") that was communicated in the October 13, 2021 supplement and postponed in the November 3, 2021 supplement will now take place on or about April 27, 2022 (the "Liquidation Date").
From the date of this supplement until the Liquidation Date, investors with allocations in the Funds may transfer allocations to any other available investment option. During this period, any transfers from the Funds will not be treated as a transfer for the purposes of transfer limitations that would otherwise be applicable.
On the Liquidation Date, any remaining assets of the Funds will be transferred to Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II.
After the Liquidation Date, any and all references in the prospectus to the Funds are deleted.
PROS-0651
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